UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549


FORM 8-K


CURRENT REPORT
		Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




	Date of Report (Date of earliest event reported): June 16, 1997


Eaglemark, Inc.
				(Exact name of registrant as specified in its charter)


Nevada				333-21793		88-0292891
(State or other jurisdiction (Commision File Number)(IRS Employer Identification
of incorporation)                                                        Number)



		4150 Technology Way			89706
		Carson City, Nevada				(Zip Code)
		(Address of principal executive offices)


(702) 885-1200
(Registrants telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)
Item 5.	Other Events

	The registrant is filing final forms of the exhibit listed in Item 7(c).

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits

  (a)	Financial Statements:    None

  (b)	Pro Forma Financial Information:    None

  (c)	Exhibits:	Monthly Servicer Report

Harley-Davidson Eaglemark Motorcycle Trust 1997-1
$62,500,000 6.35% Harley-Davidson Motorcycle Contract Backed Notes, Class A-1 $31,000,000 6.85% Harley-Davidson Motorcycle Contract Backed Notes, Class A-2 $6,500,000 7.30% Harley-Davidson Motorcycle Contract Backed Certificates Monthly Report

For the Distribution Date    June 16, 1997



A. Calculation of the Monthly Principal
 1. A. Principal Balance of the Contracts as of the first day of the Due Period preceding the Due Period in which the Payment Date Occurs,71,140,386.48 plus
    B.  Prefunded Amount on such day referred to in 1.A. above    24,933,924.84

   Sum of 1.A and 1.B                                               96074311.32

 2. A.  Principal Balance of the Contracts as of the first day of the Due Period
        in which the Payment Date occurs, plus                    92,780,923.22

    B.  Pre-Funded Amount as of the first day of the Due Period in which such
        Payment Date occurs, plus                                      1,990.39

    C.  The Special Mandatory Redemption Amounts, if any, paid during
          such Due Period or payable on such Payment Date             (1,990.39)

       Sum of 2.A, 2.B, and 2.C                                   92,780,923.22


B. Calculation of Principal Distributable Amount (as defined in Article I
       of the Sale and Servicing Agreement), (from A, 1 minus 2)   3,293,388.10

C. Calculation of Available Interest (as defined in Article I of the Sale
       and Servicing Agreement)                                      907,047.19

D. Calculation of Note Monthly Principal Distributable Amount

    1. Note Percentage for such Distribution Date

    a. For each Distribution Date to but excluding the Distribution Date
       on which the principal amount of the Class A-1 Notes is red       100.00%

   b . On the Distribution Date on which the principal amount of the Class A-1
       Notes is reduced to zero, 100% until the principal amount of the Class
       A-2 Notes has been reduced to zero                                100.00%

    c. After the principal amount of the Class A-2 Notes have been reduced
       to zero                                                             0.00%

    2. Principal Distributable Amount (from B)                     3,293,388.10

    3. Note Monthly Principal Distributable Amount

    a. Class A-1 Notes (D. 1(a) multiplied by D.2 until
       of Class A-1 Notes Principal Balance is zero)               3,293,388.10

    b. Class A-2 Notes (D. 1(a) multiplied by D.2 until
       of Class A-2 Notes Principal Balance is zero)                       0.00

    c. Note Principal Carryover Shortfall                                  0.00

    d. Special Mandatory Redemption Amounts (from Pre-Funding
       Account as defined in Article I of the Sale and Servicing A         0.00

   e.  Note Monthly Principal Distributable Amount (the sum of     3,293,388.10
       items 3 (a), 3 (b) and 3 (c)

E. Calculation of Note Monthly Interest Distributable Amount
    1. Class A-1 Interest Rate           6.350%

    2. Class A-2 Interest Rate           6.850%

    3. One-twelfth of the Class A-1 Interest Rate time the Class A-1 Note Balance from and including the fifteenth day of the month based on a 360-day year of 12 months and 30 days each (or from and including the Closing Date with respect to the first Distribution Date) to but excluding the fifteenth day of the month of the
       current Distribution Date                                     309,955.73
    4. One-twelfth of the Class A-2 Interest Rate time the Class A-2 Note Balance from and including the fifteenth day of the month b
       360-day year of 12 months and 30 days each (or from and inc
       Closing Date with respect to the first Distribution Date) to but excluding the fifteenth day of the month of the
       current Distribution Date                                     176,958.33
    5. Interest Carryover Shortfall for such Distribution Date             0.00

    6. Note Monthly Interest Distributable Amount (the sum of items 3,
       4, 5)                                                         486,914.06

F. Calculation of Note Monthly Distributable Amount  (sum of       3,780,302.16
   D.3 (e) plus E.6.)

F1.The remaining Class A-1 Certificate Balance after giving effect to the
   Distribution of Monthly Principal on such Distribution Date    55,280,923.22

F2.The remaining Class A-2 Certificate Balance after giving effect to the
   distribution of Monthly Principal on such Distribution Date    31,000,000.00

G. Calculation of Certificate Principal Distributable Amount

    1. Certificate Balance                                         6,500,000.00

    2. Available Principal                                                 0.00

    3. Certificate Percentage for each respective Distribution Date

    a. for each Distribution Date to but excluding the Distribution Date on which the Principal Amount of the Class A-2 Notes is
       reduced to zero                                                     0.00%

    b. on any Distribution Date to but excluding the Distribution Date on which the Principal Amount of the Class A-2 Notes is
       reduced to zero                                                     0.00%

    c. thereafter                                                        100.00%

   4(a)Available Principal multiplied by the Certificate Percentage for such
       Distribution Date                                                   0.00

   (b) Certificate Principal Carryover Shortfall for such                  0.00
       Distribution Date

    5. Certificate Principal Distributable Amount (the sum                 0.00
       of 4. (a) and 4. (b))

H. Calculation of Certificate Interest Distributable Amount
    1. Certificate Pass-Through Rate      7.30%

   2(a)One-twelfth of the Cert. Pass-Through Rate times the Certificate Balance
       On the immediately preceding Distribution Date, after giving effect to all payments of principal to the Certificateholders and such preceding Distribution Date on the original Principal Amount of the Certificates)
       based on a 360-day year of 12 months and 30 days each.         39,541.67

   2(b)Certificate Interest Carryover Shortfall for such Distribut         0.00

    3. Certificate Interest Distributable Amount (sum of              39,541.67
        2.(a) and 2.(b))
I. Calculation of Certificate Distributable Amount (sum of            39,541.67
   G.5 and H.3)

J. Fees
   1. The Monthly Servicing Fee for such Payment Date (1/12 of the product of 1% and the Principal Balance of the Contracts as of the beginning of the
       related Due Period)                                            59,283.66

   2.  Late Payment Fees for such Distribution Date                        0.00

   3.  Extension Fees for such Distribution Date                           0.00

   4.  Other Fees                                                          0.00

   5.  The Trustee Fee for such Payment Date excluding expense component (1/12 of the product of .018% and the Principal Balance of the Contracts as of the beginning of the related Due Period and the Pre-Funded Amount as of the beginning of such Period; provided however,
       in no event shall such fee be less than $200.00 per month)      1,441.11

K. Calculation of the Available Funds for Such Payment Date
   1.  The amount of funds deposited into the Collection Account pursuant to
       Section 5.05 (b) of the Sale and Servicing Agreement with respect to the related Due Period

       a.  All amounts received by the Servicer with respect to the Contracts:
       (i) Principal                                               3,292,276.89

       (ii)Interest & Fees                                           907,047.19


       b.  All Net Liquidation Proceeds                                    0.00

       c. The aggregate of the Repurchase Prices for Contracts required to be repurchased by the Seller as described in Section 7.08 of the Sale
            and Servicing Agreement                                        0.00

       d.  All Advances made by Servicer pursuant to Section 7.03 (a)
            of the Sale and Servicing Agreement                       25,312.08

       e. All amounts paid by the Seller in connection with an optional repurchase of the Contracts described in Section 7.10 of the Sale
            and Servicing Agreement                                        0.00

       f. All amounts obtained from the Collateral Agent in respect of Carrying Charges to be deposited into the Collection Account on the upcoming Payment Date pursuant to Section 7.03(b) Sale and Servicing
           Agreement                                                 127,349.33

       g. All amounts received in respect of interest, dividends, gains, income and earnings on investments of funds in the Trust Accounts as contemplated in Section 5.05 (b) (vii) of the Sale 11,933.57 and Servicing Agreement
       h.  Total amount of funds deposited into the Collection Account pursuant
            to Section 5.05 (b) (the sum of a. through g.)         4,363,919.06

   2. The amount of funds permitted to be withdrawn from the Collection Account pursuant to clauses (ii) through (iv) of Section 7.05 (a) of the Sale and Servicing Agreement with respect to the related Due Period

       a. Amounts to be withdrawn to reimburse the Servicer for Advances in accordance with Section 7.03 (a) of the Sale and Servicing
            Agreement                                                  9,430.45

       b.  Amounts to be paid to the Servicer in respect of the Monthly
            Servicing Fee for the related Due Period                  59,283.66

       c.  Amounts to be paid to the Indenture Trustee in respect of the
             Indenture Trustee's Fee for the related Due Period        1,441.11


       d.  Amounts to be paid related to Other Fees                        0.00

       e. Other amounts required or authorized to be withdrawn from the Collection Account pursuant to the Sale and Servicing Agreement
           Excess Funds                                                    0.00

       f. Total amount of funds permitted to be withdrawn from the Collection Account pursuant to Section 7.05(a) of the Sale and Servicing Agreement with respect to the related Due Period
            (sum of a. through e.)                                    70,155.22

   3.  The Available Funds for such Distribution Date              4,293,763.84
        (1.h. minus 2.f.)

   4. The Available Funds otherwise distributable to the Certificateholders that will be distributed to the Noteholders on
       such Distribution Date                                              0.00

L. The shortfall of Available Funds for such Payment Date to pay either the Note Distributable Amount or Certificate Distributable Amount
    (the Available Funds for such Distribution Date minus the sum of the
   Note Distributable Amount as set forth in F. and the
   Certificate Distributable Amount as set forth in I.).                   0.00

M. The amount to be withdrawn from the Reserve Fund on such distribution
   Date to cover the Note Distributable Amount or the
   Certificate Distributable Amount for such Distribution Date.            0.00

N. Interest Earnings on the Reserve Fund                                   0.00

O. 1.  The amount to be deposited in the Reserve Fund on such
       Payment Date                                                  473,920.01

   2. The amount on deposit in the Reserve Fund after giving effect to deposits and withdrawals therefrom on such Distribution Date 1,879,420.42

P. The Reserve Fund Requisite Amount for such distribution Date is
   2.50% of the Principal Balance of the Contracts in the Trust as of the first day of the immediately preceding Due Period plus $450,000 initial deposit set for the Certificate class; however, in the event a Reserve Fund Trigger Event occurs with respect to a Distribution Date and has not terminated for three consecutive Distribution Dates (inclusive) such amount shall be equal to 6.00% of the Principal Balance of the Contracts in the Trust as of the first
   day of the immediately preceding Due Period and $450,000.       2,851,857.78

Q. The Pool Factor
 1.Class A-1 Note Factor immediately before such Distribution Date 93.7188981% 2.Class A-2 Note Factor immediately before such Distribution Date 100.0000000%
 3.Certificate Class Pool Factor immediately before such            100.0000000%
      Distribution Date

 4.Class A-1 Note Factor immediately after such Distribution Date    88.4494772%
 5.Class A-2 Note Factor immediately after such Distribution Date   100.0000000%
 6.Certificate Class Pool Factor immediately after such             100.0000000%
      Distribution Date

R. Delinquent Contracts
   1.        31-59 Days                      #                 55    659,388.23

   2.        60-89 Days                      #                 12    147,139.47

   3.        90 or More Days                 #                  0          0.00

S. Liquidated Contracts
   1.  Total Liquidated Contracts            #                  0          0.00

   2.  Identity (Attach)

   3.  Liquidation Proceeds for the Due Period                             0.00

   4.  Liquidation Expenses for the Due Period                             0.00

   5.  Net Liquidation Proceeds for the Due Period                         0.00

   6.  Net Liquidation Losses for the Due Period                           0.00

T. Advances
   1.  Unreimbursed Advances Prior to Such Distribution Date           9,430.45

   2.  Amount paid to Servicer on such Distribution Date to reimburse Servicer
       for such unreimbursed Advances                                  9,430.45

   3.  Amount of Delinquent Interest for such Distribution Date

   4. Amount of new Advances on such Distribution Date (if such amount is less than the amount of Delinquent Interest, attach the certificate required
       by Section 7.03 of the Sale and Servicing Agreement)           25,312.08

   5.  Total of unreimbursed Advances after new Advances on such
          Distribution Date                                           25,312.08

U. Repurchased Contracts
   1.  Number of Contracts to be repurchased by the Seller pursuant to Section
       7.08 of the Sale and Servicing Agreement                               0

   2.  Principal Amount of such Contracts                                  0.00

   3.  Related Repurchase Price of such Contracts                          0.00

V. Contracts
   1.  Number of Contracts as of beginning of Due Period                  6,200

   2. Principal Balance of Contracts as of beginning of Due Period71,140,386.48

   3.  Number of Contracts as of end of Due Period                        8,116

   4.  Principal Balance of Contracts as of end of Due Period     92,780,923.22

   5.  Prefunded Amount as of Beginning of Due Period             24,933,924.84

   6.  Prefunded Amount as of End of Due Period                        1,990.39

W. Interest Reserve Account

   1.  Interest Reserve Amount as of previous Distribution Date      127,349.33

   2.  Interest received into Interest Reserve Account                   501.24

   3.  Carrying Charges, if any, to be paid on upcoming
           Distribution Date                                         127,349.33

   4.  Interest Reserve Amount as of Upcoming Distribution Date          501.24

X. Ratios
    1.  Cumulative Loss Ratio
       A.  The aggregate Net Liquidation Losses for all Contracts since the
           Cutoff Date through the end of the related Due Period.          0.00

       B.  The sum of the Principal Balance of the Contracts as of the
           Cutoff Date plus the Principal Balance of any Subsequent Contracts
           as of the related Subsequent Cutoff Date.               100000000.00

       C.  The Cumulative Loss Ratio for such Distribution Date ( the quotient
           of A. divided by B., expressed as a percentage).                0.00

    2.  Average Delinquency Ratio for such Distribution Date

       A. The Delinquency Amount (the Principal Balance of all Contracts that were delinquent 60 days or more as of the end of the
           Due Period.)                                              147,139.47

       B. The Delinquency Ratio computed by dividing (x) the Delinquency Amount during the immediately preceding Due Period by (y) the Principal Balance of the Contracts as of the beginning of the related Due
           Period for such Distribution Date.                              0.21%

       C.  The Delinquency Ratio for the prior Distribution Date.          0.00

       D.  The Delinquency Ratio for the second prior Distribution         0.00

       E.  The Average Delinquency Ratio (the arithmetic average
            of A. through C.)                                              0.07%

    3.  Average Loss Ratio for such Distribution Date

       A.  Net Liquidation Losses                                          0.00

       B. The Loss Ratio (the fraction derived by dividing (x) Net Liquidation Losses for all Contracts that became Liquidated Contracts during the immediately preceding Due Period multiplied by twelve by (y) the outstanding Principal Balances of all Contracts as of the beginning
           of the Due Period) for such Distribution Date                   0.00

       C.  The Loss Ratio for the prior Distribution Date.                 0.00

       D.  The Loss Ratio for the second prior Distribution Date.          0.00

       E.  The Average Loss Ratio (the arithmetic average of A.
           through C.)                                                     0.00


    4.  Computation of Reserve Fund Trigger Events:

       A.  Average Delinquency Ratio (if Average Delinquency Ratio >or=
       (i) 2.50% with respect to any Distribution Date which occurs within the period from the Closing Date to, and inclusive of, the first anniversary of the Closing Date, (ii) 3.00% respect to any Distribution Date which occurs within the period from the day after the first anniversary of the Closing Date to , and inclusive of, the second anniversary of the Closing Date, or (iii) 3.50% for any distribution occurs within the period from the day after the second anniversary of the Closing Date to, and inclusive of, the third anniversary of the Closing Date, or (iv) 4.00% for any Distribution Date following the third
        anniversary date of the Closing Date.                              0.07%

       B. Average Loss Ratio (if Average Loss Ratio >or= (i) 2.75% with respect to any Distribution Date which occurs within the period from the Closing Date to, and inclusive of, the eighteen months following the Closing Date or (ii) 3.25% with respect to any Distribution Date which occurs following the eighteen month period following the
       Closing Date.                                                       0.00

       C. Cumulative Loss Ratio (if Cumulative Loss Ratio >or= (i) .75% with respect to any Distribution Date which occurs within the period from the Closing Date to, and inclusive of, the first anniversary of the Closing Date, (ii) 1.50% with respect to any Distribution Date which occurs within the period from the day after the first anniversary of the Closing Date to, and inclusive of, the second anniversary of the Closing Date,
       (iii) 2.00% for any Distribution Date which occurs within the period from the day after the second anniversary of the Closing Date to, and inclusive of, the third anniversary of the Closing Date, or (iv) 2.50%
       following the third anniversary of the Closing Date.                0.00



SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


						EAGLEMARK, INC.



						By: /s/ Donna F. Zarcone
						    Donna F. Zarcone
						    Vice President and Chief Financial Officer




June 30, 1997